                                                                      EXHIBIT 16

                               POWER OF ATTORNEY


     We, the undersigned Trustees of the The Composite Funds (the "Trust"), hereby severally constitute and appoint William G. Papesh, Monte D. Calvin and John T. West, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our name and in the capacities indicated below, the Registration Statement on Form N-14 of the Trust and any and all amendments (including post-effective amendments) to said Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, with the securities commissioner of any state, or with other regulatory authorities, granting unto them, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

     WITNESS my hand on the date set forth below.


    Signature                       Title                  Date
    ---------                       -----                  ----
/s/ Wayne L. Attwood
----------------------------       Trustee           September 23, 1997
Wayne L. Attwood, M.D.

/s/ Kristianne Blake
----------------------------       Trustee           September 23, 1997
Kristianne Blake

/s/ Anne V. Farrell
----------------------------       Trustee           September 23, 1997
Anne V. Farrell


----------------------------       Trustee           September __, 1997
Michael K. Murphy

/s/ Daniel L. Pavelich
----------------------------       Trustee           September 23, 1997
Daniel L. Pavelich


/s/ Jay Rockey
----------------------------       Trustee           September 23, 1997
Jay Rockey

/s/ Richard C. Yancey
----------------------------       Trustee           September 23, 1997
Richard C. Yancey


                               POWER OF ATTORNEY


     I, the undersigned President and Trustee of The Composite Funds (the "Trust"), hereby severally constitute and appoint Monte D. Calvin and John T. West, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in the capacities indicated below, the Registration Statement on Form N-14 of the Trust and any and all amendments (including post-effective amendments) to said Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, with the securities commissioner of any state, or with other regulatory authorities, granting unto them, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

     WITNESS my hand on the date set forth below.


   Signature                       Title                     Date
   ---------                       -----                     ----
/s/ William G. Papesh
-------------------------   President and Trustee      September 23, 1997
William G. Papesh

                                      -3-